DEMAND MEDIA PROMOTES JEFF DOSSETT TO CHIEF REVENUE OFFICER

SANTA MONICA, Calif.  May 23, 2013 – Demand Media® (NYSE: DMD) announced today that Executive Vice President, Revenue, Jeff Dossett, has been promoted to Chief Revenue Officer replacing Demand Media’s Chief Revenue & Marketing Officer, Joanne Bradford, who is stepping down to pursue a new opportunity with one of Demand Media’s largest publishing partners.
“Jeff has been an integral part of our leadership team since 2010, and has built a world-class sales team that is a trusted partner to many of the world’s top brands,“ said Richard Rosenblatt, Chairman and CEO, Demand Media. “Joanne built a strong sales and marketing team that will continue to grow our core businesses and we look forward to working with her in her new role.”
Dossett will continue leading the branded advertising sales organization while adding responsibility for programmatic and mobile advertising across Demand Media’s leading properties. His decades of digital media experience span across many disciplines. Dossett has held senior executive roles at Yahoo! and Microsoft, where he led teams with responsibility for both revenue and integrated audience and advertiser experiences.
“We’ve built an unrivaled model for connecting brands with consumers, precisely at the moment when those consumers are looking for solutions to their everyday needs,” said Dossett.  “I’m excited to lead this team to create an even stronger offering that integrates emerging advertising technologies and cross-platform packages to give advertisers more effective reach into their target markets.”
“I could not be more proud of the platform we’ve created that connects advertisers, publishers and consumers to Demand Media’s content for real life. Jeff and I have worked closely together for many years. I am confident he will continue leading this team to great success, and I’m looking forward to working with Jeff and with the entire Demand Media team in my new role,” said Bradford. “I want to thank all of my Demand Media colleagues for an amazing three years and the opportunity to work with such a talented team.”
About Demand Media

Demand Media, Inc. (NYSE: DMD) is a leading digital media and domain services company that informs and entertains one of the internet’s largest audiences, helps advertisers find innovative ways to engage with their customers and enables publishers, individuals and businesses to expand their online presence.

Headquartered in Santa Monica, CA, Demand Media has offices in North America, South America and Europe. For more information about Demand Media, please visit www.demandmedia.com.

Cautionary Information Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements involve risks and uncertainties regarding the Company's future financial performance, and are based on current expectations, estimates and projections about our industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Statements containing words such as guidance, may, believe, anticipate, expect, intend, plan, project, projections, business outlook, and estimate or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Potential risks and uncertainties include, among others: our ability to complete a separation of our business as announced herein and unanticipated developments that may delay or negatively impact such a transaction; the possibility that we may decide not to proceed with the separation of our business as announced herein if we determine that alternative opportunities are more favorable to our stockholders; the possibility that we decide to separate our business in a manner different from that disclosed herein; the impact and possible disruption to our operations from pursuing such a separation transaction announced herein; our ability to retain key personnel; the high costs we will likely incur in connection with such a transaction, which we would not be able to recoup if such a transaction is not consummated; the expectation that the transaction announced herein will be tax-free; revenue and growth expectations for the two independent companies following the separation of our business; the ability of each business to operate as an independent entity upon completion of such a transaction; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google as well as possible future changes, and the impact such changes may have on page view growth and driving search related traffic to our owned and operated websites and the websites of our network customers; changes in our content creation and distribution platform, including the possible repurposing of content to alternate distribution channels, reduced investments in intangible assets or the sale or removal of content; our ability to successfully launch, produce and monetize new content formats; the inherent challenges of estimating the overall impact on page views and search driven traffic to our owned and operated websites based on the data available to us as internet search engines continue to make adjustments to their search algorithms; our ability to compete with new or existing competitors; our ability to maintain or increase our advertising revenue; our ability to continue to drive and grow traffic to our owned and operated websites and the websites of our network customers; our ability to effectively monetize our portfolio of content; our dependence on material agreements with a specific business partner for a significant portion of our revenue; future internal rates of return on content investment and our decision to invest in different types of content in the future, including premium video and other formats of text content; our ability to attract and retain freelance creative professionals; changes in our level of investment in media content intangibles; the effects of changes or shifts in internet marketing expenditures, including from text to video content as well as from desktop to mobile content; the effects of shifting consumption of media content from desktop to mobile; the effects of seasonality on traffic to our owned and operated websites and the websites of our network customers; our ability to continue to add partners to our registrar platform on competitive terms; our ability to successfully pursue and implement our gTLD initiative; changes in stock-based compensation; changes in amortization or depreciation expense due to a variety of factors; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; changes in tax laws, our business or other factors that would impact anticipated tax benefits or expenses; our ability to successfully identify, consummate and integrate acquisitions; our ability to retain key customers and key personnel; risks associated with litigation; the impact of governmental regulation; and the effects of discontinuing or discontinued business operations. From time to time, we may consider acquisitions or divestitures that, if consummated, could be material. Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods. If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements. More information about potential risk factors that could affect our operating and financial results are contained in our annual report on Form 10-K for the fiscal year ending December 31, 2012 filed with the Securities and Exchange

Commission (http://www.sec.gov) on March 5, 2013, and as such risk factors may be updated in our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations.
Furthermore, as discussed above, the Company does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future.

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Contacts
Investor Contact:
Julie MacMedan
Demand Media
(310) 917-6485
Julie.MacMedan@demandmedia.com

Media Contact:
Kristen Moore
Demand Media
(310) 917-6432
Kristen.Moore@demandmedia.com